UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: August 29, 1997

                              EMERGENT GROUP, INC.
             (Exact name of registrant as specified in its charter)

South Carolina                       0-8909                 57-0513287
(State of other juris-            (Commission              (IRS Employer
diction of incoporation)          File Number)         Identification Number)

        Suite 750, 15 South Main Street, Greenville, South Carolina 29601
      (Address of principal executive offices)                     (Zip code)

          Registrant's telephone number, including area code: (864) 235-8056


                  The Exhibit Index appears on page 4 hereof.

Item 5.       Other Events


    The Company's Press Release attached hereto as Exhibit 99.1 is incorporated herein by reference.


Item 7.       Financial Statements and Exhibits

     (a)  Financial Statements of the Business Acquired. Not applicable.

     (b)  Pro Forma Financial Information. Not applicable.

     (c)  Exhibits.

          99.1  Press Release.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EMERGENT GROUP, INC.

                                             By: /s/Kevin J. Mast
                                             Kevin J. Mast
                                             Vice President, Chief Financial
                                             Officer, and Treasurer

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                                 Exhibit Index

99.1 Press Release.

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